Exhibit 99.2

INTERNAL COMMUNICATION

Samuels Email to Avenue Associates

This afternoon we announced our intent to merge with Pinnacle. Attached you will find the media release, an Associate Q&A and a Client Q&A.

I’m sorry I could not share this with you sooner. As a public company, we had to wait until the stock market closed and we could make the information more widely available. I hope to discuss the announcement with you at 5 p.m. today on the 3rd floor of the Baggage Building. If you are not able to make it in person, you can call in:

Call in Number: 877-336-1831

Access Code: 3076598

Most of you are familiar with Pinnacle and have friends there. As you know, our banks have much in common:

•	We both hold associates first and focus on building a great workplace with an engaging culture. In fact, we were both listed among the top five in American Banker’s Best Banks to Work For in 2014 and 2015.

•	Both firms emphasize client experience and have a reputation for deep client relationships.

•	Both companies desire to be “Nashville’s bank” and demonstrate a commitment to making our community stronger.

The proposed merger will be an excellent opportunity for our continued growth, as well as a time of great change for the company. I strongly believe that we can accomplish more, grow more efficiently and realize more value for our shareholders together than independently.

Impact on associates

I know this will be a time of uncertainty. I want to take a moment to reassure you of my commitment to doing what’s right for our team. We – the leadership of the combined company – commit to:

•	Treating all associates in each organization with honesty and respect.

•	Communicating to associates as soon as decisions are finalized in an open, clear and concise manner.

•	Creating avenues for easy, two-way communication.

Attached you will find a Q&A that discusses how the merger affects our associates, clients and shareholders. Ultimately, you may have questions that do not yet have answers. Please be patient as we work through the details of the merger.

Impact on clients

You should reassure your clients that they will continue to work with you and that you will remain close at hand as we work through the integration of the two companies. Although no one has all the answers right now, I’m looking to you to set a positive, forward-looking tone. Attached you will find a Q&A that may help as you discuss our new partnership. We need to begin contacting and meeting with our top clients immediately to reassure them of the benefits of the combined company.

It’s a good story to tell. Pinnacle has 44 offices across the state. We can offer expanded wealth management services, including insurance, investments and trust services. Pinnacle also has expertise in capital markets and international services. Most importantly, we will keep our focus on creating an excellent client experience. Financial consulting and research firm Greenwich Associates honored Pinnacle with two “Best Brand” awards in 2014—one for Ease of Doing Business and the other for Trust in small business banking. The awards, which signify how easy it is to work with Pinnacle and the trust clients place in the firm, are based on customer “excellent” ratings.

Ultimately,we must continue business as usual in order to be successful. It will be especially important that we stay focused on our clients.

As we work to complete the merger, you have my commitment to deliver on the three bullet points noted above. Thanks for your hard work and dedication to serving our shareholders, clients and community.

Additional Information and Where to Find It

In connection with the proposed merger, Pinnacle Financial Partners, Inc. (“Pinnacle”) intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) to register the shares of Pinnacle’s common stock that will be issued to shareholders of Avenue Financial Holdings, Inc. (“Avenue”) in connection with the proposed merger. The registration statement will include a proxy statement/prospectus (that will be delivered to Avenue’s shareholders in connection with their required approval of the proposed merger) and other relevant materials in connection with the proposed merger.

INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PINNACLE, AVENUE AND THE MERGER.

Investors and security holders may obtain free copies of these documents once they are available through the website maintained by the SEC at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Pinnacle Financial Partners Inc., 150 3rd Avenue South, Suite 980, Nashville, TN 37201, Attention: Investor Relations (615) 744-3742 or Avenue Financial Holdings, Inc., 111 10th Avenue South, Suite 400, Nashville, TN 37203, Attention: Investor Relations (615) 252-2265.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Pinnacle and Avenue, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Avenue in respect of the proposed merger. Certain information about the directors and executive officers of Pinnacle is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 25, 2015 and its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on March 10, 2015, and its Current Reports on Form 8-K, which were filed with the SEC on June 18, 2015, July 27, 2015, August 5, 2015 and September 3, 2015. Certain information about the directors and executive officers of Avenue is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 30, 2015, its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 30, 2015. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this communication are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking including statements about the benefits to Pinnacle and Avenue of the proposed merger, Pinnacle’s future financial and operating results (including the anticipated impact of the proposed merger on Pinnacle’s earnings and tangible book value) and Pinnacle’s and Avenue’s plans, objectives and intentions. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Pinnacle and Avenue to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the proposed merger may not be realized or take longer than anticipated to be realized, (2) disruption from the proposed merger with customers, suppliers or employee relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the risk of successful integration of the two companies’ businesses, (5) the failure of Avenue’s shareholders to approve the proposed merger, (6) the amount of the costs, fees, expenses and charges related to the proposed merger, (7) the ability to obtain required governmental approvals of the proposed terms of the merger, (8) reputational risk and the reaction of the parties’ customers to the proposed merger, (9) the failure of the closing conditions to be satisfied, (10) the risk that the integration of Avenue’s operations with Pinnacle’s will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Pinnacle’s issuance of additional shares of its common stock in the merger and (13) general competitive, economic, politics of and market conditions. Additional factors which could affect the forward looking statements can be found in Pinnacle’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, or Avenue’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with or furnished to the SEC and available on the SEC’s website at http://www.sec.gov. Pinnacle and Avenue disclaim any obligation to update or revise any forward-looking statements contained in this communication which speak only as of the date hereof, whether as a result of new information, future events or otherwise.